Exhibit 99.2

Earnings Presentation SECOND QUARTER 2025

2 Q3 2022 Financial Snapshot Forward-looking statements When used in this presentation or other written or oral communications, statements that are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may,” the negative of these words or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements include information about possible or assumed future results with respect to MFA’s business, financial condition, liquidity, results of operations, plans and objectives. Among the important factors that could cause our actual results to differ materially from those projected in any forward-looking statements that we make are: general economic developments and trends, including the current tensions in international trade, and the performance of the labor, housing, real estate, mortgage finance and broader financial markets; inflation, increases in interest rates and changes in the market (i.e., fair) value of MFA’s residential whole loans, MBS, securitized debt and other assets, as well as changes in the value of MFA’s liabilities accounted for at fair value through earnings; the effectiveness of hedging transactions; changes in the prepayment rates on residential mortgage assets, an increase of which could result in a reduction of the yield on certain investments in its portfolio and could require MFA to reinvest the proceeds received by it as a result of such prepayments in investments with lower coupons, while a decrease in which could result in an increase in the interest rate duration of certain investments in MFA’s portfolio making their valuation more sensitive to changes in interest rates and could result in lower forecasted cash flows; credit risks underlying MFA’s assets, including changes in the default rates and management’s assumptions regarding default rates and loss severities on the mortgage loans in MFA’s residential whole loan portfolio; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowings; implementation of or changes in government regulations or programs affecting MFA’s business (including as a result of the current U.S. Presidential administration); MFA’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by MFA to accrete the market discount on residential whole loans and the extent of prepayments, realized losses and changes in the composition of MFA’s residential whole loan portfolios that may occur during the applicable tax period, including gain or loss on any MBS disposals or whole loan modifications, foreclosures and liquidations; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA’s Board of Directors and will depend on, among other things, MFA’s taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as MFA’s Board of Directors deems relevant; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended (or the “Investment Company Act”), including statements regarding the concept release issued by the Securities and Exchange Commission (“SEC”) relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are engaged in the business of acquiring mortgages and mortgage-related interests; MFA’s ability to continue growing its residential whole loan portfolio, which is dependent on, among other things, the supply of loans offered for sale in the market; targeted or expected returns on our investments in recently-originated mortgage loans, the performance of which is, similarto our other mortgage loan investments, subject to, among otherthings, differences in prepaymentrisk, creditrisk and financing costs associated with such investments;risks associated with the ongoing operation of Lima One Holdings, LLC (including, without limitation, industry competition, unanticipated expenditures relating to or liabilities arising from its operation (including, among other things, a failure to realize management’s assumptions regarding expected growth in business purpose loan (BPL) origination volumes and credit risks underlying BPLs, including changes in the default rates and management’s assumptions regarding default rates and loss severities on the BPLs originated by Lima One); expected returns on MFA’s investments in nonperforming residential whole loans (“NPLs”), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e.g., taxes, insurance, maintenance expenses, etc. on the underlying property) and the amount ultimately realized upon resolution of the asset; risks associated with our investments in loan originators; risks associated with investing in real estate assets generally, including changes in business conditions and the general economy; and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that we file with the SEC. These forward-looking statements are based on beliefs, assumptions and expectations of MFA’s future performance, taking into account information currently available. Readers and listeners are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA. Except as required by law, MFA is not obligated to, and does not intend to, update orrevise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Q3 2022 Financial Snapshot Hybrid mortgage REIT with extensive experience in managing residential mortgage assets through economic cycles See page 20 for endnotes Q2 Financial Highlights GAAP Book Value $13.12 per common share Economic Book Value1 $13.69 per common share Total Economic Return2 1.5% Q2 2025 Recourse Leverage3 1.8x as of June 30, 2025 Key Metrics GAAP Net Income4 $0.22 per common share Distributable Earnings5 $0.24 per common share Quarterly Dividend $0.36 per common share Dividend Yield 15.8% as of August 1, 2025 Financial Metrics Non-QM Loans $503M acquired in Q2 Agency MBS $131M acquired in Q2 Business Purpose Loans $217M originated in Q26 Unrestricted Cash $276M as of June 30, 2025 Portfolio Highlights

4 ❑ Acquired $876M of residential mortgage loans and securities, growing investment portfolio to $10.8B ▪ Purchased $503M of Non-QM loans, including from two new originator relationships ▪ Lima One originated $217M6 of new business purpose loans (BPLs) ▪ Added $131M of Agency MBS ❑ Portfolio runoff and asset sales of $836M ▪ Sold $38M of newly-originated SFR loans ▪ Sold $24M of delinquent Transitional loans ▪ Sold $22M of REO properties ❑ 60+ day delinquency rate declined to 7.3% from 7.5% in Q1 ❑ Current rate environment continues to provide opportunities to add new assets at attractive yields ▪ Average coupon on all loans acquired in Q2 was 8.5% ▪ Incremental ROE for new investments expected to be mid-teens Q3 2022 Financial Snapshot Q2 Portfolio Highlights Investment Portfolio at June 30 Q2 Portfolio Activity 7 Non-QM Loans $4.8B Agency MBS $1.7B Other $0.4B Single-family Transitional Loans $0.9B Single-family Rental Loans $1.3B Multifamily Transitional Loans $0.7B Legacy RPL/NPL $1.0B

5 ❑ Overall leverage rose to 5.2x while recourse leverage remained 1.8x ❑ Effective cost of funds remained stable at 4.68% ❑ Issued our 18th Non-QM securitization in May ▪ Collateralized by $318M UPB of loans ❑ Continued emphasis on non-mark-to-market (non-MTM)8 borrowing ❑ Expanded financing capacity with two counterparties ❑ $3.5B of interest rate derivatives to hedge our floating rate liabilities ▪ Generated net positive carry of $16M ▪ Added $268M of new hedges ▪ $125M of swaps matured in Q2 ❑ Net portfolio duration estimated to be 1.00 at June 30 Q2 Liability Highlights Liability Activity Loan Funding Sources $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Agency Repo MTM Financing Non-MTM Financing Securitized Debt Other $6.7B Non-MTM All Liabilities $3.2B MTM 85% 86% 60% 51% 98% 1% 16% 28% 15% 13% 24% 21% 2% Non-QM loans Single-family Rental Loans Single-family Transitional Loans Multifamily Transitional Loans Legacy RPL/NPL Loans Securitized Debt Non-MTM Financing MTM Financing

6 Single-family Rental Gain-on-sale Income $1.1M Single-family Transitional New Bridge Loans $32M Q3 2022 Financial Snapshot Q2 Lima One Highlights New Rehab Loans $63M New Construction Loans $72M Total Origination Volume6 $217M Rental Loans Sold $38M Rental Loans Originated $50M ❑ Mortgage banking income totaled $6.1M ❑ Average coupon in origination pipeline is 9.6% ❑ 15 new loan officers hired in Q2 ❑ Launched new customer portal Other Highlights Average Coupon 10.2% for Q2 originations Average Coupon 7.5% for Q2 originations

7 Q3 2022 Financial Snapshot Q2 Loan Portfolio Credit Metrics 59% 60% 68% 64% 50% 59% Non-QM Loans SFR Loans Single-family Transitional Loans Multifamily Transitional Loans Legacy RPL/NPL Loans Total Pre-2021 21% 2021 21% 2022 15% 2023 15% 2024 17% 2025 11% LTV by Loan Product Type9 LTV Distribution9 State Concentration10 Portfolio 60+ Delinquency Rate Coupon Distribution Origination Year 6.9% 6.5% 6.7% 7.5% 7.5% 7.3% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $2.1B $1.2B $1.0B $1.7B $1.2B $0.8B $1.1B <5% 5%-6% 6%-7% 7%-8% 8%-9% 9%-10% >10% $2.4B $2.0B $2.5B $1.5B $0.4B $0.1B $0.1B <50% 50-60% 60-70% 70-80% 80-90% 90-100% >100 % CA 29% FL 15% TX 7% NY 5% Other 44%

8 Q3 2022 Financial Snapshot Q2 Loan Portfolio Statistics Non-QM Loans Single-family Rental Loans Single-family Transitional Loans Multifamily Transitional Loans Legacy RPL/NPL Loans Portfolio Statistics as of June 30, 2025 UPB $4.88B $1.32B $886M $765M $1.16B Average loan balance $514K $226K $540K $3.5M $191K Gross coupon 6.82% 6.39% 10.43% 9.67% 5.13% Quarterly yield 5.79% 6.45% 9.79% 8.39% 8.69% LTV9 59% 60% 68% 64% 50% Original FICO score 737 739 750 751 647 Loan age (months) 29 37 13 26 228 3-month prepayment rate11 15 CPR 10 CPR 70 CPR 40 CPR 9 CPR 60+ days delinquent 4.0% 3.8% 13.1% 8.3% 20.6% REO properties12 $6M $12M $43M $26M $50M Additional Statistics as of June 30, 2025 Unfunded Commitments13 - - $216M $36M - Fixed rate 84% 75% 100% 100% 83% Hybrid ARMs 16% 25% - - 17% Purchase 52% 17% 42% 67% 34% Cash-out refinance 37% 70% 16% 13% 33% Extended UPB14 - - 29% 37% - ❑ Non-QM Loans: ▪ Acquired $503M of new loans with average LTV of 66% and average coupon of 7.8% ▪ Issued our 18th Non-QM securitization in May collateralized by $318M UPB of loans ❑ SFR Loans: ▪ Lima One originated $50M UPB of loans with average LTV of 67% and average coupon of 7.5% ▪ Sold $38M of newly-originated loans ❑ Single-family Transitional Loans: ▪ Lima One originated $167Mof new loans6 ▪ $269M of loan repayments ❑ Multifamily Transitional Loans: ▪ Lending remains paused ▪ $99M of loan repayments ▪ Resolved $35M of previously delinquent loans in Q2, incurring $4M of credit losses ❑ Legacy RPL/NPL Loans: ▪ 60+ day delinquency rate reached all-time low Q2 2025 Highlights

9 Q3 2022 Financial Snapshot Q2 Agency MBS ❑ Added $131M of Agency MBS ▪ Purchases consisted primarily of low pay-up (premium to TBA price) pools that provide some prepayment protection ▪ Historically-wide spread over Treasuries makes Agency MBS attractive ❑ Complementary to our less liquid, more credit-sensitive assets ▪ Expected levered returns in the mid-teens Portfolio Statistics As of June 30, 2025 Highlights Current face $1.74B Fair value $1.75B Coupon 5.58% Quarterly yield 5.60% Loan age (months) 14 3-month CPR 7 CPR Purchase price 99.9% Agency MBS Spread Over 10Y Treasury (bps) 1-month CPR Coupon Distribution 5% Coupon 5.5% Coupon 6% Coupon 6.5% Coupon 7% 9% 5% April May June Spread as of 8/1/2025 0 50 100 150 200 250 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025

10 Appendix James Casebere, Landscape with Houses (Dutchess County, NY) #2, 2010 (detail)

11 MFA Overview ❑ MFA Financial, Inc. (NYSE: MFA) is an internally managed real estate investment trust (REIT) that invests in U.S. residential mortgage loans and mortgage-backed securities ❑ MFA focuses primarily on mortgage subsectors in which it tries to avoid direct competition with banks and government-sponsored enterprises ❑ MFA owns and actively manages a diversified portfolio of non-qualified mortgage (Non-QM) loans, business purpose loans (BPLs), re-performing/non-performing loans (Legacy RPL/NPLs) and agency mortgage-backed securities (MBS) ❑ In 2021, MFA acquired Lima One Capital, a leading nationwide BPL originator and servicer with over $10B6 in originations since its formation in 2010 ❑ MFA originates BPLs directly through Lima One and acquires Non-QM loans through flow and mini-bulk arrangements with a select group of originators with which it holds strong relationships ❑ MFA operates a leading residential credit securitization platform with over $11B of issuance since inception ❑ MFA has deep expertise in residential credit as well as a long history of investing in new asset classes when compelling opportunities arise ❑ Since its IPO in 1998, MFA has distributed over $4.9 billion of dividends to its stockholders

12 ❑ No state concentration above 15% and no borrower concentration above 2% ❑ Lima One is an industry-leading business purpose lender wholly-owned by MFA and headquartered in Greenville, S.C. ❑ Lima operates an efficient and scalable platform with over 250 employees, including in-house sales, underwriting, servicing and construction management teams ❑ Lima provides MFA with access to organically-created, high-yielding loans, substantially below the cost to purchase from third-party lenders ❑ Lima has originated over $7B since MFA’s acquisition in 2021 and over $10B since its formation in 20106 Lima One: Leading Nationwide BPL Originator and Servicer Fully Integrated BPL Platform ❑ Lima One offers a diverse selection of both short-term and long-term financing solutions to experienced real estate investors across the U.S. ❑ Products have included rehab loans, construction loans, bridge loans, single-family rental loans and small-balance multifamily loans Product Offerings Origination Volume Since MFA’s Acquisition Geographic and Borrower Diversity Concentration 10% to 15% 5% to 10% Below 5% No loans - $1B $2B $3B $4B $5B $6B $7B $8B Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 TX FL

13 Select Financial Metrics 2.16% 2.18% 1.99% 1.84% 1.98% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 6.79% 6.71% 6.46% 6.52% 6.66% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 4.63% 4.53% 4.47% 4.68% 4.68% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $- $3 $6 $9 $12 $15 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 GAAP Book Value Economic Book Value $- $3 $6 $9 $12 $15 MFA Stock Price 8/1 EBV 6/30 Loan Portfolio Discount to Par Securitized Debt Discount to Par Potential EBV $13.69 $2.07 $(0.95) $1.12 potential upside $13.69 EBV $9.13 Asset Yield Net Interest Spread GAAP vs. Economic Book Value Effective Cost of Funds Net Interest Margin Potential Upside in Economic Book Value15 3.01% 3.00% $14.81 2.76% 2.63% 2.73% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025

MFA Securitizations Outstanding

Securitization Name	Loan Product Type	Settlement Date	Original Collateral UPB ($M)[16]	Current Collateral UPB ($M)[16]	Bonds Sold ($M)	Original UPB Sold (%)[17]	Outstanding Balance of Bonds Sold ($M)	Weighted Average Coupon (WAC) of Outstanding Bonds Sold	WAC of Underlying Loans	Callable Date
MFRA 2020-NQM1	Non-QM	Sep-20	391	88	373	95%	69	3.11%	6.70%	Currently Callable
MFRA 2020-NQM2	Non-QM	Oct-20	570	128	535	94%	93	2.49%	6.87%	Currently Callable
MFRA 2020-NQM3	Non-QM	Dec-20	381	98	359	94%	76	2.02%	6.33%	Currently Callable
MFRA 2021-INV1	SFR	Feb-21	217	56	198	91%	36	1.70%	7.27%	Currently Callable
MFRA 2021-NQM1	Non-QM	Apr-21	394	114	371	94%	91	1.86%	6.26%	Currently Callable
MFRA 2021-RPL1	RPL	Jun-21	473	259	435	92%	214	1.48%	5.15%	20% Clean-up Call
MFRA 2021-NQM2	Non-QM	Aug-21	289	127	277	96%	115	1.42%	5.33%	Currently Callable
MFRA 2021-AEINV1	Agency Eligible	Oct-21	312	251	297	95%	N/A	1.43%	3.27%	N/A
MFRA 2021-INV2	SFR	Nov-21	284	199	260	92%	176	2.23%	5.13%	Currently Callable
MFRA 2021-AEINV2	Agency Eligible	Dec-21	340	281	323	95%	N/A	1.52%	3.46%	N/A
MFRA 2022-CHM1	Non-QM	Mar-22	237	155	204	86%	121	4.85%	5.14%	Currently Callable
MFRA 2022-NQM1	Non-QM	Mar-22	333	222	310	93%	199	4.15%	4.52%	Currently Callable
MFRA 2022-INV1	SFR	Apr-22	258	193	224	87%	159	4.03%	4.80%	Currently Callable
MFRA 2022-NQM2	Non-QM	Jun-22	541	416	398	74%	290	4.00%	4.26%	Currently Callable
MFRA 2022-RPL1	RPL	Jul-22	336	224	307	91%	208	3.43%	5.07%	Currently Callable
MFRA 2022-INV2	SFR	Jul-22	214	169	169	79%	124	4.95%	5.61%	Currently Callable
MFRA 2022-NQM3	Non-QM	Sep-22	342	244	274	80%	176	5.57%	5.96%	Sep-25
MFRA 2022-INV3	SFR	Oct-22	235	189	160	68%	123	6.00%	6.54%	Oct-25
MFRA 2023-NQM1	Non-QM	Jan-23	314	243	253	81%	182	5.75%	5.98%	Jan-26
MFRA 2023-INV1	SFR	Feb-23	204	155	154	75%	105	6.10%	6.87%	Feb-26
MFRA 2023-NQM2	Non-QM	May-23	372	288	309	83%	225	4.66%	5.38%	May-26
MFRA 2023-INV2	SFR	Sep-23	215	188	191	89%	165	7.06%	8.01%	Sep-26
MFRA 2023-NQM3	Non-QM	Sep-23	387	274	343	89%	230	6.75%	7.75%	Aug-26
MFRA 2023-RTL2	Transitional	Oct-23	230	230	184	80%	184	8.50%	9.87%	Oct-25
MFRA 2023-NQM4	Non-QM	Dec-23	295	211	268	91%	184	6.36%	7.94%	Dec-26
MFRA 2024-RTL1	Transitional	Feb-24	200	200	160	80%	160	7.09%	10.12%	Feb-26
MFRA 2024-NQM1	Non-QM	Apr-24	365	264	331	91%	230	6.73%	8.07%	Apr-27
MFRA 2024-RTL2	Transitional	May-24	205	205	164	80%	164	7.25%	10.09%	May-26
MFRA 2024-RPL1	RPL	Jul-24	303	261	259	85%	237	4.26%	5.11%	30% Clean-up Call
MFRA 2024-NQM2	Non-QM	Sep-24	340	293	321	94%	273	5.39%	8.35%	Aug-27
MFRA 2024-NPL1	NPL	Oct-24	424	346	306	72%	282	6.33%	5.23%	Oct-25
MFRA 2024-RTL3	Transitional	Nov-24	250	250	202	81%	202	5.97%	10.60%	Oct-26
MFRA 2024-NQM3	Non-QM	Dec-24	380	344	354	93%	318	5.88%	7.87%	Dec-27
MFRA 2025-NQM1	Non-QM	Mar-25	305	293	283	93%	271	5.58%	7.46%	Feb-28
MFRA 2025-NQM2	Non-QM	May-25	318	314	291	92%	287	5.76%	7.50%	May-28
Total			11,254	7,772	9,847	88%	5,969	5.11%	6.52%	

14

15 Q3 2022 Financial Snapshot Supplemental Loan Portfolio Data Full Doc 11% Bank Statement DSCR 43% 27% Asset Depletion 3% Other 16% Product Type Pre-2021 7%1 2021 30% 2022 40% 2023 16% 2024- 2025 7%1 Origination Year Product Type Origination Year 2021 13% 2022 2023 30% 47% 2024 10% 60+ Day Delinquency by Asset Class (% and UPB) Ground-up Construction Loans 40% Rehab Loans 32% Bridge Loans 28% Resolution Status18 PIF 34% Liquidated/REO 35% Performing 27% 3.0% 3.5% 3.8% 3.9% 4.0% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 3.7% 3.5% 3.9% 4.0% 3.8% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 8.6% 8.3% 10.5% 11.7% 13.1% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 4.5% 5.5% 8.8% 8.9% 8.3% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 21.5% 21.4% 21.4% 21.5% 20.6% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Non-QM Loans Single-family Rental Loans Single-family Transitional Loans Multifamily Transitional Loans Legacy RPL/NPL $126M $150M $169M $178M $195M $63M $52M $55M $55M $50M $106M $96M $116M $118M $116M $54M $61M $86M $78M $63M $276M $268M $261M $257M $239M Non-Performing 4%

Reconciliation of GAAP net income to non-GAAP Distributable earnings

"Distributable earnings" is a non-GAAP financial measure of our operating performance, within the meaning of Regulation G and Item 10(e) of Regulation S-K, as promulgated by the Securities and Exchange Commission. Distributable earnings is determined by adjusting GAAP net income/(loss) by removing certain unrealized gains and losses, primarily on residential mortgage investments, associated debt, and hedges that are, in each case, accounted for at fair value through earnings, certain realized gains and losses, as well as certain non-cash expenses and securitization-related transaction costs. Realized gains and losses arising from loans sold to third-parties by Lima One shortly after the origination of such loans are included in Distributable earnings. The transaction costs are primarily comprised of costs only incurred at the time of execution of our securitizations and include costs such as underwriting fees, legal fees, diligence fees, bank fees and other similar transaction related expenses. These costs are all incurred prior to or at the execution of our securitizations and do not recur. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from distributable earnings. Management believes that the adjustments made to GAAP earnings result in the removal of (i) income or expenses that are not reflective of the longer-term performance of our investment portfolio, (ii) certain non-cash expenses, and (iii) expense items required to be recognized solely due to the election of the fair value option on certain related residential mortgage assets and associated liabilities. Distributable earnings is one of the factors that our Board of Directors considers when evaluating distributions to our shareholders. Accordingly, we believe that the adjustments to compute Distributable earnings specified below provide investors and analysts with additional information to evaluate our financial results.

The following table provides a reconciliation of GAAP net (loss)/income used in the calculation of basic EPS to our non-GAAP Distributable earnings for the quarterly periods presented.

($ in millions, except per share amounts)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
GAAP Net income/(loss) used in the calculation of basic EPS	$22.4	$32.8	$(2.4)	$39.9	$33.6
Adjustments:					
Unrealized and realized gains and losses on:					
Residential whole loans held at fair value	(33.6)	(54.4)	102.3	(143.4)	(16.4)
Securities held at fair value	(4.0)	(20.2)	26.3	(17.1)	4.0
Residential whole loans and securities at carrying value	0.3	0.3	-	(7.3)	(2.7)
Interest rate swaps and ERIS swap futures	32.5	44.8	(46.6)	84.6	10.2
Securitized debt held at fair value	3.7	18.5	(47.3)	71.4	7.6
Other portfolio investments	(2.6)	(0.7)	(0.1)	1.5	1.5
Expense items:					
Amortization of intangible assets	0.8	0.8	0.8	0.8	0.8
Equity based compensation	2.3	6.1	1.6	2.1	3.9
Securitization-related transaction costs	1.8	1.7	5.3	3.5	3.0
Depreciation	1.1	0.9	0.9	2.6	0.8
Total adjustments	$2.3	$(2.2)	$43.2	$ (1.3)	$12.7
Distributable earnings	$24.7	$30.6	$40.8	$38.6	$46.3
GAAP earnings/(loss) per basic common share	$0.22	$0.32	$(0.02)	$0.38	$0.32
Distributable earnings per basic common share	$0.24	$0.29	$0.39	$0.37	$0.45
Weighted average common shares for basic earnings per share	103.7	103.8	103.6	103.6	103.4

16

Reconciliation of GAAP Book Value to Economic Book Value

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our Economic book value, our portfolios of Residential whole loans and securitized debt held at carrying value are adjusted to their fair value, rather than the carrying value that is required to be reported under the GAAP accounting model applied to these financial instruments. These adjustments are also reflected in the table below in our end of period stockholders' equity. Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for all of our investment activities, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

The following table provides a reconciliation of GAAP book value per common share to our non-GAAP Economic book value per common share as of the end of each quarter since Q2 2024.

($ in millions, except per share amounts)	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24
GAAP Total Stockholders' Equity	$1,822.1	$1,838.4	$1,841.8	$1,880.5	$1,883.2
Preferred Stock, liquidation preference	(475.0)	(475.0)	(475.0)	(475.0)	(475.0)
GAAP Stockholders' Equity for book value per common share	$1,347.1	$1,363.4	$1,366.8	$1,405.5	$1,408.2
Adjustments:					
Fair value adjustment to Residential whole loans, at carrying value	1.8	(6.3)	(15.3)	6.7	(26.8)
Fair value adjustment to Securitized debt, at carrying value	57.1	63.1	70.3	64.3	82.3
Stockholders' Equity including fair value adjustments to Residential whole loans and Securitized debt held at carrying value (Economic book value)	$1,406.0	$1,420.2	$1,421.8	$1,476.5	$1,463.7
GAAP book value per common share	$13.12	$13.28	$13.39	$13.77	$13.80
Economic book value per common share	$13.69	$13.84	$13.93	$14.46	$14.34
Number of shares of common stock outstanding	102.7	102.7	102.1	102.1	102.1

17

18 Book Value and Economic Book Value Rollforward GAAP Economic Book value per common share as of 3/31/25 $13.28 $13.84 Net income available to common shareholders 0.22 0.22 Common stock dividends declared (0.36) (0.36) Fair value changes attributable to residential mortgage securities and other (0.02) (0.02) Change in fair value of residential whole loans reported at carrying value under GAAP — 0.08 Change in fair value of securitized debt at carrying value under GAAP — (0.07) Book value per common share as of 6/30/25 $13.12 $13.69

19 GAAP Segment Reporting (Dollars in millions) Mortgage-Related Assets Lima One Corporate Totald Three months ended June 30, 2025 Interest Income $126.0 $59.8 $2.5 $188.31 Interest Expense 84.4 38.1 4.5 127.01 Net Interest Income/(Expense) $41.6 $21.7 $(2.0) $61.31 (Provision)/Reversal of Provision for Credit Losses on Residential Whole Loans (0.8) - - (0.8)1 Net Interest Income/(Expense) after Reversal of Provision/(Provision) for Credit Losses $40.8 $21.7 $(2.0) $60.54 Net gain/(loss) on residential whole loans measured at fair value through earnings 28.1 5.5 - 33.61 Impairment and other net gain on securities and other portfolio investments 4.0 - 2.6 6.61 Net gain/(loss) on real estate owned (1.4) (1.5) - (2.9)1 Net gain/(loss) on derivatives used for risk management purposes (15.3) (3.0) - (18.3)1 Net gain/(loss) on securitized debt measured at fair value through earnings (8.6) 1.5 - (7.1)1 Lima One mortgage banking income - 6.1 - 6.11 Net realized gain/(loss) on residential whole loans held at carrying value (0.3) - - (0.3)1 Other, net (2.1) (4.4) 1.0 (5.5)1 Total Other Income/(Loss), net $4.4 $ 4.2 $3.6 $12.21 Compensation and benefits - 9.7 9.6 19.31 General and administrative expenses - 4.8 5.8 10.61 Loan servicing, financing, and other related costs 4.8 1.8 2.0 8.61 Amortization of intangible assets - 0.8 - 0.81 Income/(loss) before income taxes $40.4 $8.8 $(15.8) $33.41 Provision for/(benefit from) income taxes - - 0.2 0.21 Net Income/(Loss) $40.4 $8.8 $(16.0) $33.21 Less Preferred Stock Dividend Requirement - - 10.6 10.61 Net Income/(Loss) Available to Common Stock and Participating Securities $40.4 $8.8 $(26.6) $22.61

20 Endnotes 1) Economic book value is a non-GAAP financial measure. Refer to slide 17 for further information regarding the calculation of this measure and a reconciliation to GAAP book value. 2) Total economic return is calculated as the quarterly change in Economic Book Value (EBV) plus common dividends declared during the quarter divided by EBV at the start of the quarter. 3) Recourse leverage is the ratio of MFA’s financing liabilities (excluding non-recourse debt) to net equity. Including Securitized Debt, MFA’s overall leverage ratio at June 30, 2025 was 5.2x. 4) GAAP net income presented per basic common share. GAAP net income was $0.21 per diluted common share. 5) Distributable earnings is a non-GAAP financial measure. Refer to slide 16 for further information regarding the calculation of this measure and a reconciliation to GAAP net income. Distributable earnings presented per basic common share. 6) Origination amount is based on the maximum loan amount, which includes amounts initially funded plus any committed but undrawn amounts. $138M of funded originations occurred during Q2 2025 and $104M of draws were funded during Q2 2025 on previously originated Transitional loans. 7) Amounts presented reflect the aggregation of fair value and carrying value amounts as presented in MFA’s consolidated balance sheet at June 30, 2025. 8) Non-MTM refers to financing arrangements not subject to margin calls based on changes in the fair value of the financed residential whole loans. Such agreements may experience changes in advance rates or collateral eligibility due to factors such as changes in the delinquency status of the financed residential whole loans. 9) LTV reflects principal amortization and estimated home price appreciation (or depreciation) since acquisition. Zillow Home Value Index (ZHVI) is utilized to estimate updated LTVs for Non-QM, SFR and Legacy RPL/NPL assets. For Transitional loans, LTV reflects either the current UPB divided by the most recent as-is property valuation available or the maximum UPB divided by the most recent after repaired value (ARV) available. 10) State concentration measured by loan balance. All states in “Other” category have concentrations below 5%. 11) CPR includes all principal repayments. 12) Balance sheet carrying value of REO properties at June 30, 2025. 13) Undrawn construction funds for performing loans as of June 30, 2025. Borrowers must be current in order to receive unfunded commitments. 14) Percentage of loan portfolio extended beyond original maturity date as of June 30, 2025. 15) Transitional loans are excluded from the calculation of potential upside in Economic book value. 16) Collateral UPB includes cash for Transitional loan securitizations. 17) Bonds sold relative to certificates issued. 18) Represents status at June 30, 2025 of all Legacy RPL/NPL loans ever acquired. Non-performing status includes all active loans greater than 60 days delinquent. Liquidated/REO status includes both sold and active REO properties as well as short payoff liquidations and loans sold to third-parties.